Exhibit 99.1

DynaResource de México, S.A. de C.V.

FOR IMMEDIATE RELEASE

DynaResource, Inc. Reports News Release Issued by

DynaResource de México, S.A. de C.V.

Issuing Clarifying Statements

Regarding The San Jose de Gracia Project

Irving, Texas (August 24, 2016) DynaResource, Inc., of Irving Texas, (OTCQB: DYNR) reports that DynaResource de México SA de C.V. (“DynaMéxico”), the 100% owner of the San Jose de Gracia Project, located in the County of Sinaloa de Leyva, State of Sinaloa, México (“SJG” and, the “SJG Project”), issued a news release dated August 23, 2016, in order to issue clarifying statements regarding the SJG Project.

The news release issued by DynaMéxico affects the shareholders of DynaMéxico which are: DynaResource, Inc., which currently holds 80% of the outstanding share capital of DynaMéxico; and Goldgroup Resources Inc. (“Goldgroup”), which currently holds 20% of the outstanding share capital of DynaMéxico. Goldgroup Mining Inc. (“GGA.TO”) is reported to own 100% of the outstanding share capital of Goldgroup Resources Inc.

The news release issued by DynaMéxico is described below:

Mazatlán, Sinaloa México (August 23, 2016) DynaResource de México SA de C.V. (“DynaMéxico”), the 100% owner of the San Jose de Gracia Project, located in the County of Sinaloa de Leyva, State of Sinaloa, México (the “SJG Project”), is providing clarifying statements and a number of updates with respect to the SJG Project:

1.	Goldgroup Mining Inc., Vancouver, BC. (“GGA.TO” – “Goldgroup Mining”) issued a press release on June 27, 2016 claiming to announce a closing of mining operations at the SJG Project, which is misleading, deceptive, and has proven to be false. Goldgroup Mining issued the June 27 press release without independently confirming the facts – and admitted its failure to confirm the facts in the release. DynaMéxico feels compelled to correct the misleading press release issued by Goldgroup Mining.

2.	DynaMéxico herein states the facts: following an unscheduled inspection of the mining operations at the SJG Project on June 26, 2016 by a Sinaloa State governmental agency, an order of temporary work stoppage was quickly overturned by Sinaloa State court order.
•	The Sinaloa State Court ruled that the unscheduled inspection and the temporary suspension of mining operations at the SJG Project, were improper. The Sinaloa State Court further ordered the immediate removal of the temporary suspension.

•	Following the Sinaloa State Court Order, all mining operations at SJG promptly resumed normal activities.

3.	DynaMéxico herein states the facts: following a second unscheduled inspection of the mining and milling operations at the SJG Project on August 18, 2016 by a Sinaloa State governmental agency, an order of temporary work stoppage was quickly overturned by a second Sinaloa State court order.

•	The Sinaloa State Court ruled that the unscheduled inspection and the temporary suspension of mining and milling operations at the SJG Project, were again improper. Once again, the Sinaloa State Court further ordered the immediate removal of the temporary suspension.

•	Following the second Order issued by the Sinaloa State Court, all mining and milling operations at SJG have once again promptly resumed normal activities. Mining and milling operations at SJG have continued uninterrupted since that time.

4.	The award of damages in excess of $48 million USD against Goldgroup Resources Inc. (“Goldgroup Resources”, a wholly owned subsidiary of Goldgroup Mining Inc.), by virtue of a sentence issued on October 5, 2015 by the Thirty Sixth Civil Court of the Superior Court of Justice of the Federal District of México, remains as ordered by the court. (See Item 16 below.) Goldgroup Resources has challenged the award, but it has been unsuccessful.

•	Goldgroup Mining Inc., the parent company (“Goldgroup Mining”), has not disclosed the $48 million award of damages, nor has Goldgroup Mining disclosed the unsuccessful efforts of its subsidiary to challenge the $ 48 million damages award, in its Annual Information Form -- the equivalent of its annual report to shareholders.

•	An unrelated lawsuit, in which the amount in controversy was only $3 million, was disclosed by Goldgroup Mining Inc.

5.	Goldgroup Resources currently holds a minority interest in the outstanding share capital of DynaMéxico. Goldgroup Resources has challenged this level of ownership through the legal system, but this challenge has also been unsuccessful. The ownership of Goldgroup Resources in the capital of DynaMéxico remains at 20%.

•	Goldgroup Mining, the parent company, has not disclosed the unsuccessful efforts of Goldgroup Resources to challenge this ownership level in DynaMéxico, in its Annual Information Form.

6.	Since 2005, the exclusive operator of the SJG Project, under contract with (and an affiliate of) DynaMéxico, is Mineras de DynaResource S.A. de C.V. (“DynaMineras”). This operating control of the SJG Project has continued uninterrupted since 2005, before Goldgroup Resource contributed any capital investment to DynaMéxico.

•	Goldgroup Mining, the parent company, has not disclosed that DynaMineras has operating control of the SJG Project, in its Annual Information Form.

7.	Since 2000, the President of DynaMéxico holds broad powers of attorney granted by the shareholders of DynaMéxico. The powers of attorney give the President broad authority to act for DynaMéxico. The powers of attorney existed before Goldgroup Resources contributed any capital investment to DynaMéxico.

•	Goldgroup Mining, the parent company, has not disclosed the existence of the powers of attorney held by the President of DynaMéxico, in its Annual Information Form.

DynaMéxico’s further clarifying statements regarding the SJG Project:

8.	In recent years, Goldgroup Mining and Goldgroup Resources (“Goldgroup”) have continuously misrepresented ownership interest and shareholder position related to DynaMéxico and the SJG Project;

9.	DynaMéxico, since May 2000, owns 100% of the mining concessions and related interest comprising the SJG Project;

10.	At no time has Goldgroup owned any interest in the SJG Project; rather its only ownership interests have been earned under agreement as a common shares equity interest (shareholder’s interest) of DynaMéxico;

11.	DynaResource, Inc., Irving, Texas (OTCQB: DYNR - “DynaUSA”) currently owns 80% of the outstanding share Capital of DynaMéxico; Goldgroup currently owns 20% of the outstanding share capital of DynaMéxico;

12.	At no time during its involvement as a common shares equity interest holder (shareholder) of DynaMéxico, has Goldgroup been an operator at the SJG Project;

13.	There is no joint venture agreement with Goldgroup involving the SJG Project;

14.	Since the earning of its shareholder’s interest in DynaMéxico (March, 2011), Goldgroup has continuously refused to contribute funds to the ongoing maintenance, advance, and further development of the SJG Project;

15.	Consistently and continuously since March 2011, Goldgroup has sought to, and threatened to stop, delay, or otherwise impair and negatively impact the financing, maintenance, advance and further development of the SJG Project;

16.	On October 5, 2015 DynaMéxico received a $ 48 M USD Judgment against Goldgroup Resources Inc.; See $48 M USD in Damages Awarded to DynaMéxico in México Litigation below;

$48 M USD in Damages Awarded to DynaMéxico in México Litigation

As described in a prior news release of DynaMéxico issued October 12, 2015, below:

DynaResource de México, S.A. de C.V. awarded Damages of $ 48 M USD

Against Goldgroup Resources Inc.

Mazatlán, Sinaloa México (October 12, 2015) DynaResource de México SA de C.V. (“DynaMéxico”, and “the Company”), the 100% owner of the San Jose de Gracia Project, located in the County of Sinaloa de Leyva, State of Sinaloa, México (“SJG”, and the “SJG Project”), announces that it was awarded damages in excess of $48 M USD (Forty-Eight Million Dollars) on October 05, 2015, by virtue of a sentence issued by the Thirty Sixth Civil Court of the Superior Court of Justice of the Federal District of México (Tribunal Superior de Justicia del Distrito Federal), File number 1120/2014. Additional Resolutions were also ordered in favor of DynaMéxico (the Damages, and the additional Resolutions are together referred to as, the “Oct. 5, 2015 Resolution”).

The Oct. 5, 2015 Resolution affects the shareholders of DynaMéxico which are: DynaResource, Inc. (Irving, Texas), (“OTCQB: DYNR”); which currently holds 80% of the outstanding share capital of DynaMéxico; and Goldgroup Resources Inc. (“Goldgroup”), which currently holds 20% of the outstanding share capital of DynaMéxico. Goldgroup Mining Inc. (“GGA.TO”) is reported to own 100% of the outstanding share capital of Goldgroup Resources Inc.

A certified English translation of the Oct. 5, 2015 Resolution is set forth below:

FIRST: The action and litigation based on commercial law filed by DynaMéxico is valid and enforceable, and where Goldgroup and the American Arbitration Association were found to be in default, was proper.

SECOND: Goldgroup is declared in breach of its Corporate duties, for failure to refrain from claiming direct ownership of 50% of the San José de Gracia Mining Project.

THIRD: Goldgroup is condemned and ordered to pay to DynaMéxico the amount of USD $20,000,000 (Twenty Million Dollars USD) in damages caused by Goldgroup to DynaMéxico, deriving from its breach of obligations in refraining from claiming direct ownership of 50% of the San Jose de Gracia Mining Project; which amount should be paid within five days upon execution of this order and resolution.

FOURTH: Goldgroup is condemned and ordered to pay to DynaMéxico the amount of USD $28,280,808.34 (Twenty Eight Million Two Hundred and Eighty Thousand Eight Hundred and Eight and 34/100 Dollars), for breach of its corporate duty and covenants with regards to the San Jose de Gracia mining project, as a result of depriving profits from DynaMéxico which DynaMéxico could have earned for the sale of gold produced and extracted during the years 2013 and 2014; which amounts that should be paid within five days upon execution of this order and resolution.

FIFTH: Goldgroup is condemned and ordered to pay losses and damages to DynaMéxico, which Goldgroup continues to cause, until full payment of the above mentioned amounts has been made, which damages and losses shall be calculated by an expert opinion in a corresponding legal procedure related to this litigation.

SIXTH: Pursuant to Article 1424 of the Commercial Code of México, the arbitration provision established under clause 8.16 of the Earn In/Option Agreement, dated as of September 1, 2006, is ineffective and impossible to execute.

SEVENTH: This Court declares that any controversy arising from the Earn In/Option Agreement must be brought and resolved under Mexican Law and by competent Mexican Courts with proper jurisdiction, in recognition of the waiver and exclusion of the arbitration clause (contained in the Earn In/Option Agreement) by both parties.

EIGHT: This Court declares that the American Arbitration Association must abstain from hearing arbitration procedure number 50 501 T 00226 14, or any other ongoing and/or future ongoing arbitration already filed or to be filed by the defendant Goldgroup, based on the Earn In/Option Agreement dated September 1, 2006.

NINTH: This Court declares that the American Arbitration Association does not have jurisdiction to hear any conflict and/or interpretation arising from the Earn In/Option Agreement, dated September 1, 2006.

TENTH: This Court declares, that the American Arbitration Association does not have jurisdiction to hear disputes arising between shareholders of DynaMéxico, which disputes do not arise directly and immediately from the Earn In/Option Agreement, dated September 1, 2006.

ELEVENTH: This Court declares, that the American Arbitration Association does not have jurisdiction to hear any matters where Koy Wilber Diepholz, who is the President of the Board of Directors of DynaMéxico, and has been personally sued in relation to the arbitration clause established under clause 8.16 of the Earn In/Option Agreement, dated September 1, 2006, since he signed the mentioned instrument in representation of the Company and not in his personal capacity.

TWELFTH: The expenses and costs associated with these proceedings are hereby waived.

THIRTEENTH: LET IT SO BE PUBLISHED. Copy of this Order and Sentence shall be found in the corresponding record.

ORDERED, adjudged and decreed by the Thirty Sixth Civil Judge of the Superior Court of the Federal District, Mr. JULIO GABRIEL IGLESIAS GOMEZ.

DATED: October 5, 2015.

The sentence described above (the October 5, 2015 Resolution) constitutes a public record and may be reviewed through the Courts in México City, México.

DynaMéxico’s Filing of Legal Demand

On December 23, 2014, DynaMéxico filed an Original Petition and Legal Demand (the “Demand”) in the Thirty Sixth Civil Court of the Superior Court of Justice of the Federal District of México (Tribunal Superior de Justicia del Distrito Federal), as File number 1120/2014 against Defendants Goldgroup Mining Inc., Goldgroup Resources Inc., and certain individuals acting in concert with the two Goldgroup companies (collectively “Goldgroup”). The Demand complained that Goldgroup has:

•	Wrongfully used property, confidential information and data belonging to DynaMéxico;

•	Consistently failed to disclose, or has disclosed inaccurately, several matters of material importance to the public; and,

•	The Demand seeks to declare the AAA Arbitration proceedings in Denver, Colorado, (filed by Goldgroup), as invalid or seeks to nullify such proceedings.

The Demand requested damages be awarded DynaMéxico from and against Goldgroup for:

•	Using and disseminating confidential information belonging to DynaMéxico;

•	Asserting that Goldgroup owns any interest in the San Jose de Gracia Project, rather than owning a common share equity (shareholder’s) interest in DynaMéxico;
•	Improperly disclosing the percentage of interest owned by Goldgroup in DynaMéxico;
•	Improperly disclosing or implying that Goldgroup is the operator of the San Jose de Gracia Project;
•	Attempting to delay, stop, or otherwise impair the financing and further development of the San Jose de Gracia Project;
•	Making numerous threats against management of DynaMéxico;
•	Failing to properly disclose that broad powers of attorney for acting on behalf of DynaMéxico are held by an individual not affiliated with Goldgroup.

DynaMéxico believed the filing of the Demand to be necessary in order to protect its SJG Property and interests, and in order to seek fair retribution and damages caused by Goldgroup against DynaMéxico and the SJG Project.

DynaMéxico will continue to be vigilant against unsubstantiated claims regarding operations at the SJG Project.

On behalf of DynaResource, Inc.,

K.D. DIEPHOLZ;

DynaResource, Inc.

Chairman / CEO

For further information on DynaResource, Inc. please contact:

Brad J. Saulter, DynaUSA V.P. – Investor Relations; US Telephone: 972-868-9066
K.D. Diepholz, DynaResource de México–Presidente;

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company has Shareholders who are "OTC Reporting Issuer" as that term is defined in Multilateral Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by various Canadian provincial Securities Commissions.

Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC and not subject to Canadian securities legislation. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred mineral resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, although they may form, in certain circumstances, the basis of a “preliminary economic assessment” as that term is defined in National Instrument 43-101, Standards of Disclosure for Mineral Projects. U.S. investors are cautioned not to assume that part or all of an inferred mineral resource exists, or is economically or legally mineable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This News release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking”. All statements in this news release, other than statements of historical fact, that address events or developments that DynaMéxico expects to occur, are “forward-looking information”. These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaMéxico. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaMéxico. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gracia property. Many of these assumptions are based on factors and events that are not within the control of DynaMéxico and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and México; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaMéxico currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaMéxico does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the Annual Report for DynaMéxico available at www.sec.gov. Forward-looking information is not a guarantee of future performance and actual results and future events could differ materially from those discussed in the forward-looking information. All of the forward-looking information contained in this news release is qualified by these cautionary statements. Although DynaMéxico believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. DynaMéxico expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise.